UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

BROOKDALE SENIOR LIVING INC.
(Name of Registrant as Specified In Its Charter)

ORTELIUS ADVISORS, L.P. PANGAEA VENTURES, L.P. ORTELIUS ADVISORS GP I, LLC PETER DESORCY STEVEN J. INSOFT PAULA J. POSKON FRANK J. SMALL IVONA SMITH STEVEN L. VICK LORI B. WITTMAN
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ortelius Advisors, L.P., a Delaware limited partnership, together with the other participants named herein (“Ortelius”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission to be used to solicit proxies with respect to the election of Ortelius’ slate of highly qualified director candidates at the 2025 annual meeting of stockholders (the “Annual Meeting”) of Brookdale Senior Living Inc., a Delaware corporation (the “Company”).

Item 1: On May 20, 2025, Ortelius issued the following press release:

Ortelius Delivers Open Letter to Brookdale Senior Living Inc. Stockholders

Files Definitive Proxy Materials for the Election of its Slate of Six Highly Qualified Director Nominees at Brookdale’s 2025 Annual Meeting

Letter Highlights Brookdale’s History of Operational and Strategic Issues, and the Current Board’s Lack of Credibility to Create Long-Term Value

Urges Meaningful Stockholder-Driven Change by Voting FOR Ortelius’ Nominees on the WHITE Proxy Card

NEW YORK, May 20, 2025 -- Ortelius Advisors, L.P. (“Ortelius”) today announced that it has delivered an open letter to the stockholders of Brookdale Senior Living Inc. (NYSE: BKD) (“Brookdale” or “Company”) and has filed definitive proxy materials with the Securities and Exchange Commission in connection with Ortelius’ nomination of a slate of six highly-qualified director nominees for election to the Brookdale Board of Directors at the upcoming 2025 Annual Meeting of Stockholders, scheduled to be held on Friday, July 11, 2025.

Ortelius also announced that it has launched www.ABetterBrookdale.com to provide additional information to its fellow stockholders.

The full text of Ortelius’ open letter to Brookdale stockholders can be viewed at the following link: https://abetterbrookdale.com/wp-content/uploads/2025/05/BKD-Proxy-Letter-May-19-2025-FINAL.pdf

Peter DeSorcy, Managing Member of Ortelius, said:

Brookdale has significant upside potential, based on its high-quality assets, favorable industry dynamics, and considerable free cash flow capabilities, and there are multiple paths to building and unlocking long-term value for stockholders. However, we are deeply concerned by the Company’s underperformance, chronic undervaluation, and years of missteps and shortcomings.

The Board must be held accountable for the Company’s destruction of stockholder value, which is why we are seeking shareholder support for our six highly qualified, independent director candidates for election to the Board at the upcoming Annual Meeting of Stockholders in July 2025.

Ortelius’ nominees would bring to the Board the expertise, objectivity, and leadership required to instill discipline and align decision-making with stockholder interests. With a refreshed Board in place, and selecting a new CEO that is committed to driving value for stockholders, the Company can establish a path to sustainable, long-term value creation.

Your vote is important, no matter how many or how few shares of Common Stock you own. Ortelius urges you to sign, date, and return the WHITE universal proxy card today to vote “FOR” the election of the Ortelius Nominees and in accordance with Ortelius’ recommendations on the other proposals on the agenda for the Annual Meeting.

Additional Information

Ortelius Advisors, L.P., together with the other participants in its proxy solicitation (collectively, “Ortelius”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of Ortelius’ slate of highly-qualified director nominees at the 2025 annual meeting of stockholders (the “Annual Meeting”) of Brookdale Senior Living Inc., a Delaware corporation (the “Company”). Stockholders are advised to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the participants in Ortelius’ proxy solicitation. These materials and other materials filed by Ortelius with the SEC in connection with the solicitation of proxies are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Ortelius with the SEC are also available, without charge, by directing a request to Ortelius’ proxy solicitor, Saratoga Proxy Consulting LLC, at its toll-free number (888) 368-0379 or via email at info@saratogaproxy.com.

About Ortelius Advisors, L.P.

Ortelius is a research-intensive, fundamental-based, activist-oriented alternative investment management firm focused on event-driven opportunities.

Contacts

Stockholders:

Saratoga Proxy Consulting LLC

John Ferguson & Joseph Mills

(212) 257-1311/(888) 368-0379
info@saratogaproxy.com

Media:

Gagnier Communications

Dan Gagnier & Riyaz Lalani

(646) 569-5897

ortelius@gagnierfc.com

Item 2: Also on May 20, 2025, Ortelius issued a letter to the Company’s stockholders, which is attached hereto in Exhibit 99.1 and incorporated herein by reference.

Item 3: Also on May 20, 2025, Ortelius launched a website to communicate with the Company’s stockholders regarding the Annual Meeting. The website address is www.ABetterBrookdale.com. The following materials have been published to www.ABetterBrookdale.com:

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RESOURCES

RESOURCES & FILINGS

Explore key materials including our Proxy Statement, press releases, and official filings related to Brookdale. Stay informed with the latest updates and disclosures.

May 20, 2025
Letter to Stockholders

May 19, 2025
Definitive Proxy

April 24, 2025
Letter to Stockholders

March 5, 2025
Letter to Stockholders

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INVESTOR CONTACT
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John Ferguson / Mike Coronato
(888) 368-0379 or (212) 257-1311
jferguson@saratogaproxy.com
mcoronato@saratogaproxy.com

https://abetterbrookdale.com/resources/#

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CONTACT

MEDIA CONTACT

INVESTOR CONTACT

Saratoga Proxy Consulting, LLC
John Ferguson / Mike Coronato
(888) 368-0379 or (212) 257-1311
jferguson@saratogaproxy.com
mcoronato@saratogaproxy.com

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© 2025 A Better Brookdale. All rights reserved.
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INVESTOR CONTACT
Saratoga Proxy Consulting, LLC
John Ferguson / Mike Coronato
(888) 368-0379 or (212) 257-1311
jferguson@saratogaproxy.com
mcoronato@saratogaproxy.com

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HOW TO VOTE

ORTELIUS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE SIX ORTELIUS NOMINEES

Registered Holders

(hold on the books of the company)

You may vote by mail using the pre-paid BRE included with your proxy material and return it to us. Or you may download our WHITE proxy card here and clearly print and sign your name, date the card and email it to us at info@saratogaproxy.com.

You may also vote for our nominees using the Company's Blue proxy card too.

Beneficial Owners

(hold my shares with a bank or brokerage firm.)

Via the Internet

Via the Internet at www.proxyvote.com at any time prior to 11:59 p.m. (Eastern Time) by Thursday, July 10th, 2025 and follow the instructions provided on the WHITE voting instruction form.

By Mail

Mark, sign, date and promptly return the WHITE voting instruction form in the accompanying prepaid reply envelope.

You may also vote for our nominees using the Company's Blue voting instruction form too.

saratoga

Saratoga Proxy Consulting, LLC
John Ferguson / Mike Coronato
(888) 368-0379 or (212) 257-1311
jferguson@saratogaproxy.com
mcoronato@saratogaproxy.com

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MEDIA CONTACT

INVESTOR CONTACT

Saratoga Proxy Consulting, LLC
John Ferguson / Mike Coronato
(888) 368-0379 or (212) 257-1311
jferguson@saratogaproxy.com
mcoronato@saratogaproxy.com

https://abetterbrookdale.com/how-to-vote/#

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PRIVACY POLICY

Our Commitment to Privacy

This website, www.ABetterBrookdale.com (the "Site"), is sponsored by Ortelius Advisors, L.P. and certain of its affiliates ("we" or the "Sponsors"). We respect and value your privacy. This statement outlines our privacy policies (the "Privacy Policy") which are designed to assist you in understanding how we collect, use and safeguard information we collect and to assist you in making informed decisions when using the Site. The core of our Privacy Policy is this:

We want you to feel safe and comfortable when you use the Site, and we are dedicated to developing and upholding high standards for protecting your privacy. You should read and familiarize yourself with this Privacy Policy and with our Terms and Conditions. When you use the Site, you agree to abide by these terms.

What Information Do We Collect?

When you visit any website you may provide two types of information: personal information you knowingly choose to disclose that is collected on an individual basis, and website use information collected on an aggregate basis as you browse the website.

Personal Information.

Our Site may ask you to provide your personal information.

Website Use Information.

Our Site may utilize "cookies."

Clickstream Data.

As you use the Internet, a trail of electronic information is left at each website you visit. This information, which is sometimes referred to as "clickstream data," can be collected and stored by a website's server. Clickstream data can tell us the type of computer and browsing software you use and the address of the website from which you linked to our Site. We may use clickstream data as a form of non-personally identifiable information to anonymously determine how much time visitors spend on each page of the Site, how visitors navigate throughout the Site and how we may tailor our web pages to better meet the needs of visitors. This information will be used to improve the Site. Any collection or use of clickstream data will be anonymous and aggregated.

Do We Disclose Information to Outside Parties?

We may provide aggregate information about our users, Site traffic patterns and related Site information to our affiliates or reputable third parties.

What About Legally Compelled Disclosure of Information?

We may disclose information when we, in good faith, believe that the law requires it or for the protection of our legal rights.

What About Other Websites Linked to Our Site?

We are not responsible for the practices employed by websites linked to or from our Site nor the information or content contained therein. Often links to other websites are provided solely as pointers to information on topics that may be useful to the users of our Site.
Please remember that your browsing and interaction on any other website, including websites which have a link on our Site, is subject to that website's own rules and policies. Please read over those rules and policies before proceeding.

Your Consent.

By using the Site, you consent to this Privacy Policy. We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page. We suggest you check this page occasionally for updates.

Contacting Us.

If you have any questions about this Privacy Policy, the practices of the Site, or your dealings with the Site, you can contact our proxy solicitor at:

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Saratoga Proxy Consulting, LLC

520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311

Stockholders call toll free at (888) 368-0379
Email: info@saratogaproxy.com

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INVESTOR CONTACT
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John Ferguson / Mike Coronato
(888) 368-0379 or (212) 257-1311
jferguson@saratogaproxy.com
mcoronato@saratogaproxy.com

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DISCLAIMER

The views expressed on this website represent the opinions of Ortelius Advisors, L.P., and the other participants in its solicitation (collectively, the "Participants"), which beneficially own shares of Brookdale Senior Living Inc. (the "Company"), and are based on publicly available information with respect to the Company. The Participants recognize that there may be confidential information in the possession of the Company that could lead it or others to disagree with the Participants' conclusions. The Participants reserve the right to change any of the opinions expressed herein at any time as they deem appropriate and disclaim any obligation to notify the market or any other party of any such changes. The Participants disclaim any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third-party reports. Neither the Participants nor any of their affiliates shall be responsible or have any liability for any misinformation contained in any third-party SEC or other regulatory filing or third-party report. There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by the Participants herein are based on assumptions that the Participants believe to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material.
The materials on this website are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. The Participants currently beneficially own shares of the Company. It is possible that there will be developments in the future that cause the Participants from time to time to sell all or a portion of their holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.

Although the Participants believe the statements made in this website are substantially accurate in all material respects and do not omit to state material facts necessary to make those statements not misleading, the Participants make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to the Company and any other companies mentioned, and the Participants expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of the Company and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of the Participants.

This website may not be deemed to constitute solicitation material and is intended solely to inform stockholders so that they may make an informed decision regarding the proxy solicitation, as explained in greater detail below.

Cautionary Statement Regarding Forward-Looking Statements

The materials on this website may contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "potential," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Participants. Although the Participants believe that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of these materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Participants will not undertake and specifically decline any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information

The Participants have filed a definitive proxy statement and accompanying WHITE universal proxy card with the SEC to be used to solicit proxies in connection with the 2025 annual meeting of stockholders of the Company (the "Annual Meeting"). The Participants strongly advise all stockholders of the Company to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including information relating to the Participants. These materials and other materials filed by Ortelius Advisors, L.P. with the SEC in connection with the solicitation of proxies are available at no charge on the SEC's website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by the Participants with the SEC are also available, without charge, by directing a request to the Participants' proxy solicitor, Saratoga Proxy Consulting LLC, at (888) 368-0379 or info@saratogaproxy.com.

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© 2025 A Better Brookdale. All rights reserved.
Terms and Conditions. Privacy Policy. Disclaimer.

INVESTOR CONTACT
Saratoga Proxy Consulting, LLC
John Ferguson / Mike Coronato
(888) 368-0379 or (212) 257-1311
jferguson@saratogaproxy.com
mcoronato@saratogaproxy.com